Pension and Other Post-Retirement Benefits (Summary of Significant Assumptions, Change in Discount Rates has Greatest Potential Impact) (Detail) - Benefit obligations [Member] - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Disclosure of sensitivity analysis for actuarial assumptions [Line Items]
Benefit obligations, as reported	$ 1,164	$ 1,364
Benefit obligations, 1.0 percentage point increase	150	170
Benefit obligations, 1.0 percentage point decrease	$ (120)	$ (140)